Loans Receivable	12 Months Ended
Dec. 31, 2015
Receivables [Abstract]
Loans Receivable

5. LOANS RECEIVABLE

The components of loans receivables, net at December 31, 2015 and 2014 were as follows:

Loans Receivable Components
December 31,	2015	2014
Commercial:
Commercial and industrial	$230,681	$242,494
CRE owner occupied	228,191	278,651
CRE non-owner occupied	625,700	461,631
Land and development	68,070	70,156
Consumer:
Home equity lines of credit	130,401	156,926
Home equity term loans	12,383	17,239
Residential real estate	249,975	276,993
Other	3,108	6,054
Total gross loans receivable	1,548,509	1,510,144
Allowance for loan losses	(18,008)	(23,246)
Loans receivable, net	$1,530,501	$1,486,898

Loans on Non-accrual Status
December 31,	2015	2014
Commercial:
Commercial	$219	$155
Commercial, held-for-sale	—	28
CRE owner occupied	381	3,268
CRE owner occupied, held-for-sale	—	32
CRE non-owner occupied, held-for-sale	—	229
Consumer:
Home equity lines of credit	—	1,348
Home equity, held-for-sale	—	1,228
Home equity term loans	88	407
Home equity term loans, held-for-sale	—	286
Residential real estate	1,417	5,117
Residential real estate, held-for-sale	—	2,280
Other	102	432
Total non-accrual loans	$2,207	$14,810
Troubled debt restructurings, non-accrual	$910	$318

Interest income not recognized as a result of non-accrual loans was $95 thousand, $1.5 million and $4.2 million for the years ended December 31, 2015, 2014 and 2013, respectively. The amount of interest included in net income on these loans for the years ended December 31, 2015, 2014 and 2013 was $59 thousand, $1.2 million and $1.2 million, respectively.

Many of the Company’s commercial and industrial loans have a real estate component as part of the collateral securing the loan. Additionally, the Company makes commercial real estate loans for the acquisition, refinance, improvement and construction of real property. Loans secured by owner-occupied properties are dependent upon the successful operation of the borrower’s business. If the operating company experiences difficulties in terms of sales volume and/or profitability, the borrower’s ability to repay the loan may be impaired. Loans secured by properties where repayment is dependent upon payment of rent by third-party tenants or the sale of the property may be impacted by loss of tenants, lower lease rates needed to attract new tenants or the inability to sell a completed project in a timely fashion and at a profit.

As of December 31, 2015, the Company had $8.8 million outstanding on two residential construction, commercial construction and land development relationships for which the agreements included interest reserves. As of December 31, 2014, the Company had $44.7 million outstanding on nine residential construction, commercial construction and land development relationships for which the agreements included interest reserves. The total amount available in those reserves to fund interest payments was $0.6 million and $1.9 million at December 31, 2015 and December 31, 2014, respectively. There were no relationships with interest reserves which were on non-accrual status as of December 31, 2015 and 2014. Construction projects are monitored throughout their lives by the Company through either internal resources or professional inspectors engaged by the Company. The budgets for loan advances and

5. LOANS RECEIVABLE (Continued)

borrower equity injections are developed at the time of underwriting in conjunction with the review of the plans and specifications for the project being financed. Advances of the Company’s funds are based on the prepared budgets and will not be made unless the project has been inspected by the Company’s professional inspector who must certify that the work related to the advance is in place and properly complete. As it relates to construction project financing, the Company does not extend, renew or restructure terms unless its borrower posts cash collateral in an interest reserve.

Included in the Company’s loan portfolio are modified commercial loans. Per FASB ASC 310-40, Troubled Debt Restructurings, a modification is one in which the creditor, for economic or legal reasons related to the debtor’s financial difficulties, grants a concession to the debtor that it would not otherwise consider, such as providing for a below market interest rate and/or forgiving principal or previously accrued interest; this modification may stem from an agreement or be imposed by law or a court, and may involve a multiple note structure. Generally, prior to the modification, the loans which are modified as a troubled debt restructuring (“TDR”) are already classified as non-performing. These loans may only be returned to performing (i.e. accrual status) after considering the borrower’s sustained repayment performance for a reasonable amount of time, generally six months; this sustained repayment performance may include the period of time just prior to the restructuring.

Under approved lending decisions, the Company had commitments to lend additional funds totaling $280.7 million and $348.6 million at December 31, 2015 and 2014, respectively. Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on an individual basis. The type and amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management’s credit evaluation of the borrower.

Most of the Company’s business activity is with customers located within the State of New Jersey. Generally, commercial real estate, residential real estate and other assets are used to secure loans. The ultimate repayment of loans is dependent, to a certain degree, on the local economy and real estate market. As of December 31, 2015, the Company had $245.6 million in loans pledged as collateral on secured borrowings.